Exhibit 99.1

Ribbon Communications Investor Presentation Ray Dolan, President and CEO Sara Leggat, Investor Relations Fourth Quarter, 2017

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, integration efforts and opportunities, business strategy, strategic position, plans and objectives of management for future operations and plans for future product development and manufacturing are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. On May 23, 2017, Sonus and GENBAND announced entry into an Agreement and Plan of Merger, dated May 23, 2017, under which the companies would combine in a merger of equals transaction (the “Transaction”). Effective October 27, 2017, the Transaction was completed and each of Sonus and GENBAND became subsidiaries of Sonus Networks. For more information, please see each of Sonus Networks’ and Sonus’ latest annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as the case may be, and the joint proxy statement/prospectus filed by Sonus Networks with the SEC on September 22, 2017 in connection with the Transaction. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, our success integrating the respective businesses of Sonus and GENBAND; achievement of the anticipated synergies of the Transaction; our ability to realize the benefits from the Transaction; the effects of disruption from the Transaction, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures. Additional information about these and other important factors that could cause actual results to differ materially from those in these forward-looking statements is contained in the SEC reports referred to above. Our forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We caution you against relying on any of these forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. References to Sonus Networks, Inc. (“Sonus Networks”) relate to a Delaware holding company that was previously named Solstice Sapphire Investments, Inc., which was formed for the purpose of effecting the Transaction. References to Sonus relate to Sonus, Inc., which was previously known as Sonus Networks, Inc. and is now the operating company of Sonus Networks. References to GENBAND relate to GENBAND Holdings Company. Sonus Networks, Inc. is registered to do business as Ribbon Communications in various jurisdictions and expects to formally change its legal name to Ribbon Communications Inc. by the end of 2017.

Agenda 1. Who is Ribbon Communications 3. Market Overview 4. Strategic Positioning 5. Growth Initiatives Kandy/Security 6. Financial Highlights 7. Q&A 2. Investment Thesis

Merger closed October 27th, 2017 Two decades of leadership in real-time communications Global reach across 27 countries Built on world class technology and intellectual property Market-leading portfolio and fully virtualized environment

Why Ribbon Communications? The world is more complexly woven together than ever before, impacting the way we live, work and play. Communications must be seamless, convenient and secure, and harmoniously threaded together. This is why we are launching Ribbon. Ribbon starts from the beginning and lives at the ends. It serves as the real-time communications pivoting point for all of our worlds. Ribbon is ready to upend old ways and start the new wave of real-time technology connectivity our world needs today. We are Ribbon Communications.

Who We Are Enabling and securing real-time communication at scale with continuous focus on top and bottom line financial results Become a leader in the new mobile, fixed, enterprise, cloud and security architectures for real time communications, while driving strong financial performance Our Mission Our Vision

A Multi-Year Journey Media Gateways Policy & Routing Session Border Controllers Enterprise Strategy Virtualized SBC Portfolio Virtualized Cloud Offer GM is abbreviated for Non-GAAP Gross Margins. Non-GAAP financial measure; please see reconciliation in presentation appendix. GM1 57% GM1 67% GM1 71% Signaling & Media Gateways Session Border Controllers GM1 52% GM1 48% Softswitch & UC Applications, Mobility, WebRTC, UCaaS Launched Kandy CPaaS + UCaaS 20072008 20052006 20112012 20092010 20132014 20152016 2017 .. 19971999 Acquiring, Integrating & Building a Strategic Business

Virtualization Session Border Controllers Cloud Services Security Transforming Networks to Virtualization & Cloud Ribbon Communications is Transformational Softswitching UC&C1 Key Pillars of Success UC&C is abbreviated for Unified Communications & Collaboration.

Who is Ribbon Communications? We provide end-to-end communications software and infrastructure solutions to Service Providers (Service Providers/MSO's1), Enterprises (focused on Financial, Federal, and Healthcare verticals) and Hyperscale Cloud Players. What we do: We transform fixed, mobile and enterprise networks from legacy to secure IP and cloud-based architectures. We enable Service Providers to transform from hardware to software through Network Function Virtualization (NFV). We enable SP to transform to cloud-based architecture (private or public cloud such as Amazon or Google). We enable SP to offer CPaaS2/UCaaS3 through Kandy. We enable Enterprises to transition to cloud with a single, secure parameter for both voice and data. MSO is abbreviated for Multi System Operator (Cable). 2) CPaaS is abbreviated for Communications Platform as a Service. 3) UCaaS is abbreviated for Unified Communications as a Service.

Investment Thesis Market leader in IP and cloud-based network transformation Merger to drive strong financial performance: Projected cost synergies of $50MM+ and adjusted EBITDA of $100MM in 2018 Projected strong Free Cash Flow generation Additional cost savings, revenue synergies and gross margin expansion could drive financial upside Scalable cost structure to benefit from further consolidation potential Large Nortel installed base should drive strong Network Transformation revenue opportunity Continued investment in new cloud architecture Virtualization leadership positions us to capture share in migration to NFV Heavily invested in virtualizing product portfolio ahead of competition; transition to virtual networks opens opportunity to displace existing vendors Leverage expanded global footprint and partnerships to accelerate CPaaS/Kandy Cloud Security & Analytics endorsed by Verizon Virtual Network Services (VNS) Scale Allows Us to Accelerate Growth Optionality Powerful Merger Benefits Underpin Core Valuation

Communications Networks are Rapidly Evolving Enterprises Are Enhancing Customer and Employee Engagements Embedding Unified Communications Migrating to Virtual and Cloud-based Infrastructures All while needing to secure communications Service Providers Are Increasing Services Agility via Cloud to Compete Looking to Lower Network Costs Introducing New Services to Increase Revenue

Market Opportunity Service Provider: Interconnect / NNI / VoLTE / Access / UCaaS Enterprise: Migration to SIP and Unified Communications Network Transformation Migration to NFV CPaaS/UCaaS/Kandy Securing UC and Cloud Growth Drivers Longer Term Growth Driver

Anticipated 2021 Total Addressable Market: $21.9B Estimated 2017-2021 CAGR +22.4% Network Transformation and Cloud Communications Markets CAGR -11% CAGR +12% CAGR +30% UCaaS +21% CPaaS +47% In Network Network Virtualization Expected 2021 TAM: $4B / 2017-2021 CAGR +3% Network Transformation ($B) SS, MGW, VAS, HW-SBC V-SBC, Diameter, MRF, VMC Cloud Services ($B) Source: IHS Markit 1, 2, 7; ExactVentures 3,4; Juniper Research 5; Statista 6; IDC 8 . Refer to Slide 26 for more details on source references and Slide 27 for acronym descriptions. $1.88 $2.96 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 CY17 CY21 $1.65 $1.02 $0.0 $0.5 $1.0 $1.5 $2.0 CY17 CY21 $6.2 $17.9 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 CY17 CY21 CPaaS UCaaS

Ribbon Communications Go-To-Market (GTM*) Opportunity Leveraging Strong Incumbency Virtualization Leadership Provides Opportunities CAGR +30% Network Transformation ($B) CPaaS + UCaaS Provides Opportunities Emerging Market Too Early for GTM Forecast 2016: ~50% Market Share held by handful of companies Expected 2021 GTM: $2.2B / 2017-2021 CAGR +11.03% CAGR -11% CAGR +9% In Network Network Virtualization SS, MGW, VAS, HW-SBC V-SBC, Diameter, MRF, VMC Cloud Services ($B) Source: IHS Markit 1, 2, 7; ExactVentures 3,4; Juniper Research 5; Statista 6; IDC 8 . Refer to Slide 26 for more details on source references and Slide 27 for acronym descriptions. *GTM: Ribbon market model sizing TAM to best fit for Ribbon solutions, applications, and products $0.92 $0.60 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 CY17 CY21 $0.51 $1.57 $0.0 $0.5 $1.0 $1.5 $2.0 CY17 CY21

Why is Ribbon Communications Strategically Positioned? Leader in Real-Time Communications Virtualization and Cloud Deployed in the World’s Largest Real-Time Communication Networks Our DNA is Enabling Secure Real-Time Communications Unmatched Reliability, Performance and Functionality at Scale Leader in Signaling and Transcoding technology for Mobile Solutions in IMS, VoLTE and VoWiFi Large Nortel Installed Base - 31M Lines, Over 13,000 Switches and Remotes

Network Transformation Market – Competitive Landscape Competitive Advantages Portfolio Breadth – Broadest solution set in the market Large Installed Base Reliability, Performance and Functionality at Scale Leader in Cloud and Virtualization Leader in Signaling and Transcoding technology *

Strong Growth Initiatives An innovative Cloud Communications Platform enabling rapid new service deployment and revenue for carriers, ISV's and enterprises Solutions powered from the Kandy platform include: Unified communications, embedded communications and OTT solutions Cloud Security Offer Security analytics and control platforms for real time flows and digital services New offers can be rapidly created via SDK's, API's, with revenue-ready micro-apps ”Kandy Wrappers” available from our user portal Deployment options on the public cloud, carrier cloud, or hybrid public/private cloud Contextual collaboration and control with NGFWs and SD-WAN controllers to unify real-time and IP data security End-to-End visibility and analytics leveraging 20 years of product IPR enabling network-wide flow control, threat detection and mitigation Enables full monetization of security assets in cloud and premise-based architectures as direct sell or managed security offering

Financial Highlights

Ribbon Financial Profile Sonus Stand-Alone Excludes Impact of Merger with GENBAND1 GENBAND Stand-Alone Excludes Impact of Merger with Sonus1 1) Sonus/GENBAND merger closed on 10/27/2017; 2) Calculated as non-GAAP operating income less depreciation expense; 3) Midpoint of guidance provided by management on 10/30/2017; 4) Non-GAAP financial measures; please see reconciliation in presentation appendix. 3 3 3 3 3 3 ($25) $24 $22 2015 2016 2017E GENBAND Adjusted EBITDA 2 $12 $26 $21 2015 2016 2017E Sonus Adjusted EBITDA 2,4 $249 $253 $253 2015 2016 2017E Sonus Revenue $417 $427 $383 2015 2016 2017E GENBAND Revenue 47.5% 50.8% 51.5% 2015 2016 2017E GENBAND N on - GAAP Gross Margin 67.8% 69.4% 71.0% 2015 2016 2017E Sonus Non - GAAP Gross Margin 4

Sonus Stand-Alone Projections Q4’17 and FY’17 Excludes Impact of the Merger with GENBAND1 Sonus/GENBAND merger closed on 10/27/2017. Equates to $0.26 Non-GAAP income per share assuming 50M diluted shares, which excludes the impact of the shares granted on 10/27/2017 in connection with the merger. Calculated as non-GAAP operating income less depreciation expense. We are unable to provide a reconciliation of the forward-looking non-GAAP measures presented above to the most directly comparable GAAP measures without unreasonable efforts due to our inability at this time to estimate the amount and timing of charges (including acquisition-related, restructuring, merger integration and stock compensation charges) to be incurred during the remainder of the year as a result of the Sonus/GENBAND merger, which was completed on October 27, 2017. We are also unable at this time to estimate the impact of purchase accounting reductions affecting GENBAND revenues. Q417 Guidance FY17 Guidance Total Revenue $69M $252.6M Non-GAAP Gross Margin 72% 71% Non-GAAP net income $5.8M $13M2 Adjusted EBITDA3 $8.1M $21.2M

GENBAND Stand-Alone Projections Q4’17 and FY’17 Excludes Impact of the Merger with Sonus1 Sonus/GENBAND merger closed on 10/27/2017. Calculated as non-GAAP operating income less depreciation expense. We are unable to provide a reconciliation of the forward-looking non-GAAP measures presented above to the most directly comparable GAAP measures without unreasonable efforts due to our inability at this time to estimate the amount and timing of charges (including acquisition-related, restructuring, merger integration and stock compensation charges) to be incurred during the remainder of the year as a result of the Sonus/GENBAND merger, which was completed on October 27, 2017. We are also unable at this time to estimate the impact of purchase accounting reductions affecting GENBAND revenues. Q417 Guidance FY17 Guidance Total Revenue $106M to $120M $375M to $390M Non-GAAP Gross Margin 55% to 56% 51% to 52% Non-GAAP net (loss) income $1M to $10M ($10M) to ($1M) Adjusted EBITDA2 $12M to $21M $17M to $26M

FY’17 Pro Forma (Sonus & GENBAND Combined) Figures above are stand alone FY’17 projections for each company added together. This assumes no benefit of Q4’17 restructuring activities nor does it take into account the impact of any purchase accounting adjustments. These values are for informational purposes only to provide clarity on stand alone business sizing. We are unable to provide a reconciliation of the forward-looking non-GAAP measures presented above to the most directly comparable GAAP measures without unreasonable efforts due to our inability at this time to estimate the amount and timing of charges (including acquisition-related, restructuring, merger integration and stock compensation charges) to be incurred during the remainder of the year as a result of the Sonus/GENBAND merger, which was completed on October 27, 2017. We are also unable at this time to estimate the impact of purchase accounting reductions affecting GENBAND revenues. $ Millions FY'17 FY'17 FY'17 Sonus GENBAND Combined Revenue 252.6 $ 382.5 $ 635.1 $ Non-GAAP Gross Margin 71% 51.5% 58.0% Adjusted non-GAAP EBITDA 21.0 $ 21.5 $ 42.5 $ Assumes mid-point of projections excluding purchase accounting The sum of the parts gets us halfway home & synergies get us to our goal of $100M Adjusted non-GAAP EBITDA goal for 2018.

FY'17 Guidance (Sonus & GENBAND Combined)

	Sonus 01/01/2017-12/31/2017	GENBAND[1] 10/30/2017-12/31/2017 (2 month stub period)	Restructuring 10/30/2017 to 12/31/2017	Combined FY'17
Total Revenue excluding impact of purchase accounting	$252.6M[2]	$80M[3] to $90M[3]		$332.6M[3] to $342.6M[3]
Non-GAAP Diluted earnings per share	$0.22	$0.15 to $0.24	$0.04	$0.41 to $0.50
Diluted Shares[4]	59.1M	59.1M	59.1M	59.1M

1) Projections are post close from 10/30/2017 to 12/31/2017 for GENBAND.
2) Flat from FY'16 revenue for Sonus of $252.6M
3) Revenue does not include impact of purchase accounting reductions, which are expected to be completed in Q4'17.
4) Share count increased from prior projections due to ~51M shares being issued on 10/30/2017 related to the Sonus/GENBAND merger.

We are unable to provide a reconciliation of the forward-looking non-GAAP measures presented above to the most directly comparable GAAP measures without unreasonable efforts due to our inability at this time to estimate the amount and timing of charges (including acquisition-related, restructuring, merger integration and stock compensation charges) to be incurred during the remainder of the year as a result of the Sonus/GENBAND merger, which was completed on October 27, 2017. We are also unable at this time to estimate the impact of purchase accounting reductions affecting GENBAND revenues.

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Summary Stronger Financial Profile Significantly higher revenue base, gross profit, earnings and cash flow from operations; $100M Adjusted EBITDA expected in 2018 Scale and Synergy Platform Scalable cost structure to benefit from further consolidation potential Strong Installed-Base Large Nortel installed base should drive strong NTR revenue opportunity Virtualization Key to Gain Share Heavily invested in virtualizing product portfolio ahead of competition Future Growth Strong growth platforms powered by Kandy cloud communications platform as a service (CPaaS) and new security analytics and control platform Experienced Management Team Bringing best-of-breed management teams together

Appendix

1. TAM & Market Share (SS, MGW, VAS, SP-SBC ): IHS Markit, Q2-2017 Data, Service Provider VoIP and IMS Equipment and Subscribers, Published August 23, 2017, Edition Q3 2017 2. TAM & Market Share (E-SBC): IHS Markit, Q1-2017, Enterprise SBCs and VoIP Gateways, Published June 1, 2017 Edition Q2 2017 3. TAM & Market Share (Diameter): ExactVentures, Table 3: Diameter Signaling Controller Market - Annual Forecast, Edition 2H-2016 4. TAM & Market Share (STP): ExactVentures, STP Signaling Forecast Edition 2H-2016 5. TAM & Market Share (VMC-Client): Juniper Research, MOBILE VOICE Market Sizing & Forecasts 2017-2021, Published March 2017 6. TAM & Market Share (VMC-Client): Statista, Global smartphone shipments forecast from 2010 to 2021 (in million units), Online query October 20, 2017. 7. TAM & Market Share (UCaaS): IHS Markit, Business Cloud VoIP and Unified Communication Services, Published September 14, 2016 (Annually), Edition 2016 8. TAM & Market Share (UCaaS): IDC, Worldwide Voice and Text Messaging Communications Platform-as-a-Service Forecast, 2017–2021, (#US42326117), Published March 2017 Source references for Slides 13 and 14

Acronym Descriptions CAGR Compound Annual Growth CPaaS Communications Platform as a Service Diameter IP Signaling Solution/Protocol E-SBC Enterprise Session Border Controller GTM Go to Market (used to represent a portion of the TAM which is best fit for Ribbon solutions, applications, and products) HW-SBC Same as SBC-HW IMS MRF IP Multimedia Subsystem (Core of 4G Networks) Media Resource Function ISV Independent Software Vendor MGW Media Gateway NFV Network Function Verification NGN-VAS Nest Generation Network (typically associated with a Softswtich and not an IMS network) Voice Application Server NTr Network Transformation (typically used as abbreviate) OTT Over the Top (in our application this refers to an application that delivers voice, video, data, etc outside the tradition carrier network) SDK Software Development Toolkit SD-WAN Software Defined Wide Area Network SP-SBC-HW Service Provider Session Border Controller (Hardware – used to depict hardware/appliance based SBC) SP-SBC-V Service Provider Session Border Controller (Virtual – used to depict software/virtual SBC) SS Softswtich (Call Control in a Class-4 or Class-5 network) STP Signaling Transfer Point (used in traditional circuit switched networks – Class-4 & Class-5) TAM Total Addressable Market UC Unified Communications UC&C Unified Communications and Collaboration UCaaS Unified Communications as a Service VAS Shorthand for NGN-VAS (in this application) VMC Virtual Mobile Core VoLTE Voice Over LTE (used when referencing voice within a 4G network with IMS call control) VoWiFi Voice Over WiFi V-SBC Same as SBC-V WebRTC Web Real Time Communications (abbreviation/protocol for providing real time communication from a web browser)

Sonus management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs. Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors. Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan. We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and liquidity, and when planning and forecasting future periods. By continuing operations, we mean the ongoing results of the business excluding certain expenses and credits, including, but not limited to: stock-based compensation, amortization of intangible assets, merger integration expense, settlement expense, depreciation expense for an abandoned facility, acquisition-related expense, restructuring and certain gains included in other income (expense). While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures. In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to Sonus’ financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. We are unable to provide a reconciliation of the Sonus forward-looking non-GAAP measures and GENBAND non-GAAP measures to the most directly comparable GAAP measures without unreasonable efforts due to our inability at this time to estimate the amount and timing of charges (including acquisition-related, restructuring, merger integration and stock compensation charges) to be incurred during the remainder of the year as a result of the Sonus/GENBAND merger, which was completed on October 27, 2017. Stock-based compensation is different from other forms of compensation, as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time. We believe that excluding non-cash stock-based compensation expense from our operating results facilitates the comparison of our financial statements to our historical operating results and to other companies in our industry. Discussion of Non-GAAP Financial Measures

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that intangible assets contribute to revenue generation. We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired. We consider certain merger integration expenses to be unpredictable and dependent upon a significant number of factors that may be outside of our control. We do not consider these merger integration expenses to be related to the continuing operations of the combined business or the Company. In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of merger integration expenses, may not be indicative of such future costs. We believe that excluding merger integration expenses facilitates the comparison of our financial results to our historical operating results and to other companies in our industry. In September 2017, we recorded $1.6 million of expense related to potential fines in connection with the ongoing SEC investigation. In June 2016, we recorded $0.6 million of patent litigation settlement costs. These amounts are included as components of General and administrative expense; however, we believe that such settlement costs are not part of our core business or ongoing operations. Accordingly, we believe that excluding these settlement expenses facilitates the comparison of our financial results to our historical operating results and to other companies in our industry. During the second quarter of 2015, we reached an agreement with the landlord of one of our previously restructured facilities to vacate the facility without penalty or future payments. As a result, we were able to vacate the facility earlier than originally planned. In connection with this settlement, we recorded incremental depreciation expense to account for the change in estimated life of the fixed assets related to this facility. We believe that excluding this incremental depreciation expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as such incremental depreciation expense is not related to our ongoing operations or our core business activities. Discussion of Non-GAAP Financial Measures (continued)

We consider certain transition, integration and other acquisition-related costs to be unpredictable and dependent on a significant number of factors that may be outside of our control. We do not consider these acquisition-related costs to be related to the continuing operations of the acquired business or the Company. In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. We believe that excluding acquisition-related costs facilitates the comparison of our financial results to our historical operating results and to other companies in our industry. We have recorded restructuring expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce. We review our restructuring accruals regularly and record adjustments (both expense and credits) to these estimates as required. We believe that excluding restructuring expense and credits facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as there are no future revenue streams or other benefits associated with these costs. In May 2017, we sold a block of IP addresses that we had acquired in connection with our acquisition of Network Equipment Technologies, Inc. (“NET”) and recognized a gain, net of commission and fees, of $0.6 million. In July 2016, we sold the NET domain name to a third party and recognized a gain, net of commission and fees, of $0.8 million, and in December 2016, we sold a block of IP addresses which we had acquired in connection with our acquisition of Performance Technologies, Incorporated (“PT”) and recognized a gain, net of commission and fees, of $0.5 million. In October 2015, we sold the PT domain name and recognized a gain, net of commission and fees, of $0.9 million. These amounts are included as components of Other Income, net, in the respective fiscal years. We believe that such gains are not part of our core business or ongoing operations. Accordingly, we believe that excluding the other income arising from these sales facilitates the comparison of our financial results to our historical results and to other companies in our industry. Discussion of Non-GAAP Financial Measures (continued)

When we originally prepared our outlook for the third quarter of 2017, as provided on August 3, 2017, we anticipated that we would reverse $0.7 million of deferred tax assets related to net operating loss carryforwards for our subsidiary in Canada based on positive earnings evidence in the subsidiary over a consecutive three-year period. This adjustment would have resulted in an income tax credit and reduced our provision in the reversal period. We did not record this adjustment in the third quarter of 2017, primarily due to the then pending merger with GENBAND. We believe that such adjustments are not part of our core business or ongoing operations. Accordingly, we believe that excluding income tax credits arising from the reversal of deferred tax assets facilitates the comparison of our financial results to our historical results and to other companies in our industry. We use Adjusted EBITDA as a supplemental measure to review and assess our performance. We calculate Adjusted EBITDA by excluding from net income (loss): interest income (expense), net; income tax provision; depreciation and amortization. In addition, we exclude from net income (loss): other income (expense), net; stock-based compensation expense; merger integration expense; settlement expense; acquisition-related expense and restructuring. In general, we add back the expenses that we consider to be non-cash and/or not part of our continuing operations, as described above. Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes. We disclose this metric to support and facilitate the dialogue with research analysts and investors. Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views the operating results. We further believe that providing this information helps investors to better understand our financial performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance. Discussion of Non-GAAP Financial Measures (continued)

Sonus Gross Margin GAAP to Non-GAAP Reconciliation FY'11 FY'14 FY'15 FY'16 GAAP total gross margin 56.3% 65.3% 64.9% 66.4% Stock-based compensation expense 0.6% 0.6% 0.7% 0.7% Amortization of intangible assets 0.0% 0.9% 2.2% 2.3% COGS set-up 0.0% 0.6% 0.0% 0.0% Non-GAAP total gross margin 56.9% 67.4% 67.8% 69.4%

Sonus GAAP Net Loss to Adjusted EBITDA Non-GAAP Reconciliation FY'15 FY'16 Adjusted EBITDA GAAP net income (loss) $(31,895) $(13,932) Interest income/expense (207) (769) Income tax provision 2,007 2,516 Depreciation 11,961 7,970 Amortization of intangible assets 7,107 7,500 Other income/expense, net (1,122) (1,424) Stock-based compensation expense 21,699 19,768 Merger integration expense - - Settlement expense - 605 Acquisition-related expense 131 1,152 Restructuring 2,148 2,740 Adjusted EBITDA (non-GAAP) $11,829 $26,126

Thank You